Exhibit 99.1

Actelis Networks Announces Appointment of Senior Vice President of Sales

for the Americas

Seasoned Executive, Bret Harrison Re-Joining to Lead Actelis Networks’ Continued Expansion into
Americas’ IoT Market

FREMONT, Calif., July 12, 2023 — Actelis Networks, Inc. (NASDAQ: ASNS) (“Actelis” or the “Company”) a market leader in cyber-hardened, rapid deployment networking solutions for wide area IoT applications, today announced the appointment of Bret Harrison as the new Senior Vice President of Sales and Services for the Americas, to lead the Company’s business development and channel partner expansion efforts in the region.

Mr. Harrison brings a strong track record of achievement over the past 20 years in the areas of sales leadership, business development and key partners/alliances management roles within enterprises, global cybersecurity, telecommunications, and IoT solutions companies.

Mr. Harrison is returning to Actelis after a previous 10-year tenure with the Company, dating from 2002 through 2012. During his previous time with Actelis, Mr. Harrison successfully developed Actelis’ market penetration strategy for North America and was responsible for building its North American sales group from the ground up to an eight-figure top line revenue. After his initial time at Actelis, Mr. Harrison was Vice President of Sales and Partnerships at Avaya, where he was responsible for overseeing a nine-figure market and managing over 80 sales representatives. Following his role at Avaya, he was the Vice President of Sales at Check Point Software Technologies, acting in a similar role. Thereafter, he served as Vice President of North America Service at NCR Corporation, and Regional Vice President of Palo Alto Networks where his efforts and sales coordination contributed to over $100 million in annual revenue.

“With our strong pipeline, now represents a particularly good time to welcome aboard a strong sales executive with deep domain expertise such as Bret,” said Tuvia Barlev, Chief Executive Officer of Actelis. “Additionally, we are happy to bring in a successful familiar face and seasoned sales executive with the level of cyber security sales leadership he demonstrates, to help Actelis navigate and take advantage of our IoT market penetration and our cyber security initiatives, particularly our Cyber Aware Networking strategy. Harrison has a healthy line of accomplishments and is an expert in building and managing a cohesive team of sales representatives to further market our solutions. With our distinguished roster of current and growing customer base we look forward to leveraging Mr. Harrison’s leadership in this strong growth industry.”

About Actelis Networks, Inc.

Actelis Networks, Inc. (NASDAQ: ASNS) is a market leader in cyber-hardened, rapid-deployment networking solutions for wide-area IoT applications including federal, state and local government, ITS, military, utility, rail, telecom and campus applications. Actelis’ unique portfolio of hybrid fiber-copper, environmentally hardened aggregation switches, high density Ethernet devices, advanced management software and cyber-protection capabilities, unlocks the hidden value of essential networks, delivering safer connectivity for rapid, cost-effective deployment. For more information, please visit www.actelis.com.

Forward-looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Media Contact:

Sean Renn

Global VP Marketing & Communications

srenn@actelis.com

Investor Relations Contact:

Kirin M. Smith, President

PCG Advisory, Inc.
646.823.8656

ksmith@pcgadvisory.com